UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
May 30, 2013

EURONET WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31648	74-2806888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3500 College Boulevard Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code: (913) 327-4200

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 30, 2013, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Euronet Worldwide, Inc. (the “Company”) approved amendments to the Company's 2006 Stock Incentive Plan, as amended and restated (the “2006 Plan”) that increased the available share reserve by 3.4 million shares, reapproved performance goals, and made other modifications as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2013 (the “Proxy Statement”).
A summary of the 2006 Plan amendments are set forth in the Company's Proxy Statement. That summary and the foregoing description of the amendments are qualified in their entirety by reference to the text of the 2006 Plan, which was filed as Appendix A to the Company's Proxy Statement and is hereby incorporated herein by reference.

 Item 5.07. Submission of Matters to a Vote of Security Holders.
Set forth below are the final voting results for each of the proposals submitted to a vote of stockholders in connection with, and voted upon at, the Annual Meeting. The proposals and each of their respective vote tabulations are as follows:

1. The stockholders elected Michael J. Brown, Andrew B. Schmitt and M. Jeannine Strandjord to serve as Class I directors for a term of three years expiring at the 2016 Annual Meeting.

	Votes For	Votes Withheld	Broker Non-votes
Michael J. Brown	44,742,363	699,649	1,881,936
Andrew B. Schmitt	44,881,479	560,533	1,881,936
M. Jeannine Strandjord	44,778,318	663,694	1,881,936

2. The stockholders approved amendments to the Company's 2006 Plan, as described in the Company's Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-votes
42,384,881	3,044,782	12,349	1,881,936

3. The stockholders approved the ratification of a Rights Agreement, as described in the Company's Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-votes
33,539,659	11,665,236	237,117	1,881,936

4. The stockholders approved the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2013 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-votes
47,127,043	186,267	10,638	—

5. The stockholders approved, by a non-binding advisory vote, executive compensation as described in the Company's Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-votes
44,564,056	632,752	245,204	1,881,936

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1 - Euronet Worldwide, Inc. 2006 Stock Incentive Plan, as amended and restated (incorporated by reference from Appendix A to Euronet's Definitive Proxy Statement filed with the SEC on April 15, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President, General Counsel and Secretary
Date: May 31, 2013